UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2012

(Commission File Number) 001-34214

THE BANK OF KENTUCKY FINANCIAL CORPORATION

 (Exact name of Registrant as specified in its charter)

Kentucky	61-1256535
(State of incorporation)	(I.R.S. Employer Identification Number)

111 Lookout Farm Drive

Crestview Hills, Kentucky 41017

(Address of Registrant’s principal executive office)

(859) 371-2340

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by The Bank of Kentucky Financial Corporation (the “Company”) with the Securities and Exchange Commission on April 25, 2012 (the “Original 8-K”) to update “Item 5.07 Submission of Matters to a Vote of Security Holders” in the Original 8-K regarding the results from the Company’s Annual Meeting of Stockholders held April 20, 2012 (the “Annual Meeting”). The sole purpose of this Amendment No. 1 is to disclose the decision of the Board of Directors (the “Board”) regarding how frequently the Company will conduct a non-binding advisory vote on executive compensation (each, a “say-on-pay vote”). No other changes have been made to the Original 8-K.

ITEM 5.07         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, the Company’s stockholders recommended the Company hold a say-on-pay vote on an annual basis. Accordingly, in light of this recommendation and other factors considered by the Board, the Board has determined the Company will hold a say-on-pay vote on an annual basis until the next vote on the frequency of say-on-pay votes is required or until the Board determines a different frequency for say-on-pay votes is in the best interest of the Company and its stockholders.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE BANK OF KENTUCKY FINANCIAL CORPORATION

By:	/s/ Martin J. Gerrety
Name:	Martin J. Gerrety
Title:	Treasurer and Assistant Secretary

Date: July 6, 2012